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                                                                   EXHIBIT 10.25

                       [LETTERHEAD OF HELLER FINANCIAL]

June 1, 1995

Mr. Clifford Maxwell
Assistant Treasurer
Summagraphics Corporation
8500 Cameron Road
Austin, TX  78754

Dear Cliff:

This letter will confirm that Heller Financial, Inc. has extended the commitment to Summagraphics Corporation until August 31, 1995, subject to no material adverse change or no events of default.

Sincerely,

HELLER FINANCIAL, INC.

/s/ Thomas J. Gordhamer

Thomas J. Gordhamer
Assistant Vice President


cc:  David West
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SIGNATURE PAGE FOR COMMITMENT EXTENSION                        May 26, 1995

Approval is recommended for an extension of the Summagraphics commitment until August 31, 1995 by:

COMMERCIAL EQUIPMENT
FINANCE - EASTERN REGION


/s/ David West
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E. David West, Assistant Vice President

/s/ Dominick J. Masciantonio
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Dominick J. Masciantonio, Vice President

/s/ La d M. Boulden
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La d M. Boulden, Senior Vice President